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                                                                    EXHIBIT 10.1

                  SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


      THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT ("Second Amendment") is made as of the 13th day of November, 2001, by and between International Multifoods Corporation, a Delaware corporation (the "Company") and Gary E. Costley, a resident of Wayzata, Minnesota (the "Executive").

      WHEREAS, the Company and Executive entered into an Employment Agreement, dated as of November 1, 1996, and amended such agreement by First Amendment to Employment Agreement, dated as of December 19, 1997 (collectively, the "Employment Agreement"); and

      WHEREAS, the Company and the Executive have determined that it is necessary to change the Executive's title to Chairman of the Board and Chief Executive Officer from Chairman of the Board, President and Chief Executive Officer effective as of the date of this Second Amendment, in view of the election by the Board of Directors of the Company of Dan C. Swander as President and Chief Operating Officer of the Company, effective as of the date hereof.

      NOW, THEREFORE, effective as of the date hereof, the Company and the Executive agree, as follows:

      1. The title of the Executive as "Chairman of the Board, President and Chief Executive Officer", wherever such title appears in the Employment Agreement, shall be changed to "Chairman of the Board and Chief Executive Officer".

      2. Except as amended hereby, all other terms and conditions set forth and contained in the Employment Agreement shall remain unchanged and continue in full force and effect

      IN WITNESS WHEREOF, the Company and the Executive have caused this Second Amendment to be duly executed and delivered as of the date and year first above written.

                                    International Multifoods Corporation



                                    By:/s/ Ralph P. Hargrow
                                       ------------------------------------
                                           Ralph P. Hargrow
                                           Vice President, Human Resources
                                               And Administration


                                    Gary E. Costley


                                     /s/ Gary E. Costley
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